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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) January 29, 2002
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                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)




           Delaware                   0-12255                 48-0948788
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(State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)            File Number)         Identification No.)




 10990 Roe Avenue, P. O. Box 7563,  Overland Park, Kansas          66207
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        (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code   (913) 696-6100
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                                   No Changes.
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

Adoption of Rule 10b5-1 Trading Plan Option.

         The Board of Directors has approved the Company's recommendation to allow its Executive Officers and Directors to enter into Rule 10b5-1 Trading Plans with respect to the Company's stock. Such Plans may allow for trading by Executive Officers and Directors outside of the Company's normal "window" periods for such individuals, since Rule 10b5-1 permits insiders to implement a written plan to sell stock when they are not in possession of material non-public information and continue to sell shares on a regular basis even if they receive such information subsequently.

         Such Plans can be entered into by the involved Executive Officers, Directors and Employees on or after January 29, 2002, subject to the requirements of Rule 10b5-1.

Adoption of FASB Statement of Financial Accounting Standards No. 142.

         The Company anticipates adoption of FASB Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" in the first quarter of 2002. Under the new standard, goodwill will no longer be amortized. However, goodwill must be periodically tested for impairment.

         The Company currently has approximately $102 million of goodwill on its consolidated balance sheet, consisting primarily of $75 million remaining from the acquisition of Jevic Transportation, Inc. ("Jevic"). The Company has determined that there will be an impairment of the Jevic goodwill, and is in the process of quantifying the amount of the impairment. Current estimates are that the non-cash impairment could range from 50% to 100% of the goodwill associated with Jevic. All other Company assets with goodwill have been determined to be free from impairment at this time.

         Beginning in 2002, the elimination of $3.3 million in annual amortization expense will increase earnings per share by approximately $.13 per share.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     YELLOW CORPORATION
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                                                        (Registrant)

Date:    January 29, 2002                        /s/ Donald G. Barger, Jr.
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                                                     Donald G. Barger, Jr.
                                                     Chief Financial Officer